UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report: (Date of earliest event reported)

                                  June 30, 2008

                      OMEGA COMMERCIAL FINANCE CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                     Wyoming
         (State or other Jurisdiction of Incorporation or Organization)


                             200 South Biscayne Blvd
                                   Suite 4450
                              Miami, Florida 33131             83-0219465
-------------------------- --------------------------- -------------------------
 (Commission File Number)    (Address of Principal           (IRS Employer
                             Executive Offices and         Identification No.)
                                   zip code)


                                 (305) 677-0306
                             (Registrant's telephone
                          number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]    Written communications pursuant to Rule 425 under the Securities Act

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 30, 2008, the Company entered into a certain Agreement for Share Exchange (the "Agreement for Share Exchange") with 21 Miami Oceans International Limited, a Belize Corporation ("21 Oceans") and Steve Yamashiro, the sole shareholder of 21 Miami Oceans International Limited ("Yamishiro"). 21 Oceans possesses title and full ownership of the "Ocean Jewel," a cruise ship constructed in 1982.

     Pursuant to the terms of the Agreement for Share Exchange, Yamashiro will transfer 100% of the issued and outstanding common stock of 21 Oceans to the Company in exchange for 1,000,000 newly-issued shares of common stock in the Company (the "Exchange Shares"). Following the Closing of the Share Exchange, 21 Oceans will operate as a wholly-owned subsidiary of the Company and will continue to employ Yamashiro as its President and Chief Executive Officer.

     In addition to receiving the Exchange Shares, the Company will provide to 21 Oceans (then its wholly-owned subsidiary) over the next six months additional working capital of up to $10,000,000 to use as designated improvements on the Ocean Jewel. According to the terms of the Agreement for Share Exchange, the Company and Yamashiro will draft or amend the operating agreement of the Ocean Jewel to set forth the net income disbursements from operations of the Ocean Jewel. The distribution of net income (after operational expenses) will be determined by the monthly audited income statement and will be allocated 85% to Yamashiro and 15% to the Company.

     The Agreement for Share Exchange has not yet closed.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     The Agreement for Share Exchange is incorporated by reference and attached hereto as Exhibit 2.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2008

                                         Omega Commercial Finance Corporation

                                         By: /s/ Jon S Cummings IV
                                             -----------------------------------
                                             Jon S. Cummings IV
                                             Chief Executive Officer